FHAMS-05-AA3 Final - Price/Yield - B1
Assumptions: Run to CPB, constant libor
Balance	$11,275,000.00	Delay	24
Coupon	5.37206	Dated	3/1/2005
Settle	3/30/2005	First Payment	4/25/2005

Price	0 CPB	15 CPB	25 CPB	35 CPB	45 CPB
	Yield	Yield	Yield	Yield	Yield
99-24 1/8	5.4176	5.4173	5.4112	5.4053	5.3980
99-25 1/8	5.4089	5.4086	5.4018	5.3950	5.3863
99-26 1/8	5.4002	5.3998	5.3924	5.3846	5.3746
99-27 1/8	5.3915	5.3911	5.3829	5.3743	5.3629
99-28 1/8	5.3828	5.3824	5.3735	5.3639	5.3512
99-29 1/8	5.3741	5.3736	5.3641	5.3536	5.3394
99-30 1/8	5.3654	5.3649	5.3547	5.3432	5.3277
99-31 1/8	5.3567	5.3562	5.3453	5.3329	5.3160
100-00 1/8	5.3480	5.3475	5.3359	5.3226	5.3043
100-01 1/8	5.3394	5.3388	5.3265	5.3123	5.2926
100-02 1/8	5.3307	5.3301	5.3171	5.3019	5.2810
100-03 1/8	5.3220	5.3214	5.3077	5.2916	5.2693
100-04 1/8	5.3133	5.3127	5.2983	5.2813	5.2576
100-05 1/8	5.3047	5.3040	5.2889	5.2710	5.2459
100-06 1/8	5.2960	5.2953	5.2795	5.2607	5.2343
100-07 1/8	5.2873	5.2866	5.2701	5.2504	5.2226
100-08 1/8	5.2787	5.2779	5.2607	5.2401	5.2109

WAL	4.12	4.10	3.76	3.40	2.98
Mod Durn	3.58352	3.57041	3.30823	3.01350	2.66073
Mod Convexity	0.16279	0.16150	0.13938	0.11851	0.09654

LIBOR_6MO	3.3200	3.3200	3.3200	3.3200	3.3200
Prepay	0 CPB	15 CPB	25 CPB	35 CPB	45 CPB
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve  Mat     3MO      6MO     2YR     3YR         5YR     10YR     30YR
        Yld     2.8643     3.1460     3.847     4.035     4.296     4.601     4.8867

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933

FHAMS-05-AA3 Final - Price/Yield - B2
Assumptions: Run to CPB, constant libor
Balance	$5,125,000.00	Delay	24
Coupon	5.37206	Dated	3/1/2005
Settle	3/30/2005	First Payment	4/25/2005

Price	0 CPB	15 CPB	25 CPB	35 CPB	45 CPB
	Yield	Yield	Yield	Yield	Yield
99-03	5.6024	5.6028	5.6114	5.6251	5.6470
99-04	5.5936	5.5940	5.6019	5.6146	5.6352
99-05	5.5848	5.5851	5.5923	5.6042	5.6234
99-06	5.5761	5.5763	5.5828	5.5938	5.6115
99-07	5.5673	5.5675	5.5733	5.5833	5.5997
99-08	5.5585	5.5587	5.5638	5.5729	5.5879
99-09	5.5497	5.5499	5.5543	5.5625	5.5761
99-10	5.5410	5.5411	5.5449	5.5521	5.5643
99-11	5.5322	5.5324	5.5354	5.5416	5.5525
99-12	5.5235	5.5236	5.5259	5.5312	5.5407
99-13	5.5147	5.5148	5.5164	5.5208	5.5289
99-14	5.5060	5.5060	5.5069	5.5104	5.5171
99-15	5.4972	5.4972	5.4975	5.5000	5.5053
99-16	5.4885	5.4885	5.4880	5.4896	5.4935
99-17	5.4798	5.4797	5.4785	5.4792	5.4818
99-18	5.4710	5.4709	5.4691	5.4688	5.4700
99-19	5.4623	5.4622	5.4596	5.4585	5.4582

WAL	4.12	4.10	3.76	3.40	2.98
Mod Durn	3.57719	3.56413	3.30227	3.00744	2.65435
Mod Convexity	0.16228	0.16100	0.13893	0.11808	0.09612

LIBOR_6MO	3.3200	3.3200	3.3200	3.3200	3.3200
Prepay	0 CPB	15 CPB	25 CPB	35 CPB	45 CPB
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve Mat    3MO     6MO    2YR    3YR     5YR    10YR   30YR
                       Yld  2.8643   3.1460   3.847   4.035   4.296    4.601   4.8867

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

FHAMS-05-AA3 Final - Price/Yield - B3
Assumptions: Run to CPB, constant libor
Balance	$3,075,000.00	Delay	24
Coupon	5.37206	Dated	3/1/2005
Settle	3/30/2005	First Payment	4/25/2005

Price	0 CPB	15 CPB	25 CPB	35 CPB	45 CPB
	Yield	Yield	Yield	Yield	Yield
96-31 5/8	6.2022	6.2048	6.2612	6.3389	6.4565
97-00 5/8	6.1932	6.1958	6.2514	6.3282	6.4443
97-01 5/8	6.1842	6.1867	6.2417	6.3175	6.4321
97-02 5/8	6.1752	6.1777	6.2319	6.3067	6.4199
97-03 5/8	6.1662	6.1686	6.2221	6.2960	6.4078
97-04 5/8	6.1572	6.1596	6.2124	6.2853	6.3956
97-05 5/8	6.1482	6.1505	6.2026	6.2746	6.3834
97-06 5/8	6.1392	6.1415	6.1929	6.2638	6.3713
97-07 5/8	6.1302	6.1325	6.1831	6.2531	6.3591
97-08 5/8	6.1212	6.1234	6.1734	6.2424	6.3470
97-09 5/8	6.1122	6.1144	6.1636	6.2317	6.3348
97-10 5/8	6.1032	6.1054	6.1539	6.2210	6.3227
97-11 5/8	6.0942	6.0964	6.1442	6.2103	6.3106
97-12 5/8	6.0852	6.0874	6.1344	6.1996	6.2984
97-13 5/8	6.0762	6.0784	6.1247	6.1890	6.2863
97-14 5/8	6.0673	6.0694	6.1150	6.1783	6.2742
97-15 5/8	6.0583	6.0604	6.1053	6.1676	6.2621

WAL	4.12	4.10	3.76	3.40	2.98
Mod Durn	3.55672	3.54379	3.28298	2.98787	2.63376
Mod Convexity	0.16065	0.15939	0.13747	0.11668	0.09476

LIBOR_6MO	3.3200	3.3200	3.3200	3.3200	3.3200
Prepay	0 CPB	15 CPB	25 CPB	35 CPB	45 CPB
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve Mat    3MO      6MO    2YR     3YR     5YR    10YR    30YR
                       Yld   2.8643   3.1460   3.847   4.035    4.296    4.601   4.8867

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.